SUPPLEMENT TO THE PROSPECTUS
Prospectus dated August 1, 1997
Quantitative Group of Funds

The following sentence replaces the next-to-last sentence in the second paragraph in How to Redeem - Payment of Redemption Amount on page 18 of the
Prospectus:

The deferred sales charge is not imposed in the case of: (i) Institutional Shares; (ii) involuntary redemptions; (iii) redemptions of shares tendered for exchange; (iv) redemptions of shares held by contributory plans qualified under Section 401(k) of the Internal Revenue Code of 1986; and
(v) redemptions of shares held in omnibus accounts maintained by no transaction fee programs of certain broker-dealers pursuant to a written agreement between the broker-dealer and the Fund, the Manager and/or the Distributor.



12/8/97